UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2025

WAYFAIR INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36666	36-4791999
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Copley Place	Boston, MA	02116
(Address of principal executive offices)		(Zip Code)

(617) 532-6100

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Issuance of 6.75% Senior Secured Notes due 2032

On November 7, 2025, Wayfair LLC (the “Issuer”), a subsidiary of Wayfair Inc. (“Wayfair”), issued $700 million aggregate principal amount of 6.75% senior secured notes due 2032 (the “Notes”).

Wayfair intends to use the net proceeds from the Notes offering to purchase a portion of its outstanding 3.250% convertible senior notes due 2027 (the “2027 Notes”) and 3.500% convertible senior notes due 2028 (the “2028 Notes”) and for general corporate purposes, which may include repayment of other existing indebtedness. No assurance can be given as to how much, if any, of the 2027 Notes or 2028 Notes will be repurchased, the terms on which they will be repurchased or the timing of any such repurchases. If Wayfair purchases any of the 2027 Notes or 2028 Notes, it expects that certain holders of the 2027 Notes or 2028 Notes that it purchases who have hedged their equity price risk with respect to such 2027 Notes or 2028 Notes will unwind all or part of their hedge positions by buying shares of Wayfair’s Class A common stock or entering into or unwinding various derivative transactions with respect to Wayfai’s Class A common stock. As a result, any future purchases of 2027 Notes and 2028 Notes and the potential related market activities by holders of such repurchased 2027 Notes or 2028 Notes could increase (or reduce the size of any decrease in) the market price of Wayfair’s Class A common stock.

The Notes and related guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Notes were offered only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons in accordance with Regulation S under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to purchase, a solicitation of an offer to sell, or notice of redemption with respect to any of Wayfair’s outstanding convertible notes.

Indenture

The Notes were issued under an Indenture, dated November 7, 2025 (the “Indenture”), among the Issuer, the guarantors named therein (including Wayfair) and U.S. Bank Trust Company, National Association, as trustee and notes collateral agent.

The Indenture provides, among other things, that the Notes will be senior secured obligations of the Issuer. Interest on the Notes is payable semi-annually, in arrears, on May 15 and November 15 of each year, commencing on May 15, 2026, at a rate of 6.75% per annum, until their maturity date of November 15, 2032. The Indenture contains covenants that restrict Wayfair’s ability and the ability of its restricted subsidiaries to, among other things:

•	incur additional indebtedness;

•	declare or pay dividends, redeem stock or make other distributions or restricted payments;

•	make certain investments;

•	create certain liens;

•	enter into certain transactions with affiliates;

•	agree to certain restrictions on the ability of Wayfair’s restricted subsidiaries to make certain payments;

•	sell or transfer certain assets; and

•	consolidate, merge, sell or otherwise dispose of all or substantially all of the Issuer’s or its restricted subsidiaries’ assets.

These covenants are subject to a number of important limitations, qualifications and exceptions. In addition, certain of these covenants, including the limitation on indebtedness, will cease to apply to the Notes for so long as the Notes have investment grade ratings from any two of the prescribed rating agencies.

If a change of control occurs, the Issuer may be required to offer the holders of the Notes an opportunity to sell all or part of their Notes at a purchase price of 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase. In addition, if Wayfair sells assets under certain circumstances, the Issuer may be required to make an offer to purchase a portion of the Notes.

At any time prior to November 15, 2028, the Issuer may on one or more occasions redeem the Notes, in whole or in part, at a price equal to 100% of the principal amount of the Notes redeemed, plus a “make-whole” premium, as set forth in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. On or after November 15, 2028, the Issuer may on one or more occasions redeem the Notes, in whole or in part, at the applicable redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, at any time prior to November 15, 2028, the Issuer may on one or more occasions redeem up to 40% of the aggregate principal amount of the Notes with an amount equal to or less than the net cash proceeds received by the Issuer or Wayfair from certain equity offerings at a redemption price equal to 106.75% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

Furthermore, at any time prior to November 15, 2028, the Issuer may redeem up to 10% of the aggregate principal amount of the Notes during any twelve-month period at a redemption price equal to 103% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods) nonpayment of principal or interest; breach of other agreements in the Indenture; defaults in failure to pay certain other indebtedness; certain events of bankruptcy or insolvency; the failure to pay final judgments in excess of certain amounts of money against the Issuer and its significant subsidiaries; the failure of certain guarantees to be enforceable (other than in accordance with the terms of the Indenture); and the assertion by the Issuer, Wayfair or any guarantor that is a significant subsidiary in any pleading that any security interest related to the Notes is invalid or unenforceable.

The foregoing description is qualified in its entirety by reference to the text of the Indenture and the Form of Note, which are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, without limitation: Wayfair’s anticipated use of the net proceeds from the Notes offering, including the potential purchase of a portion of the 2027 Notes and 2028 Notes, the potential repayment of other existing indebtedness, and the timing of any such actions; expectations regarding potential derivative unwinding transactions by certain holders of the 2027 Notes and the 2028 Notes that Wayfair may purchase; the potential market impact, including to the trading price of Wayfair’s Class A common stock, of such derivative unwinding transactions; and any expectations regarding any dilution and liability management exercises Wayfair may undertake. These statements are based on Wayfair’s current plans and expectations and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, without limitation: risks relating to dilution and liability management exercises generally; risks relating to Wayfair’s ability to successfully and timely purchase a portion of the 2027 Notes and 2028 Notes, and potentially repay other existing indebtedness, including the timing of any such actions; risks relating to the impact, including to the trading price of Wayfair’s Class A common stock, of any associated derivative unwinding transactions; and the other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Wayfair’s most recent Annual Report on Form 10-K and in its other filings with the Securities and Exchange Commission (“SEC”). Wayfair qualifies all of its forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this report and, except as required by applicable law, Wayfair undertakes no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K under the heading “Indenture” is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2025, the Board of Directors (the “Board”) of Wayfair elected Hal Lawton to the Board, effective immediately, to fill the existing vacancy on the Board.

The Board has determined that Mr. Lawton is “independent” under the rules and regulations of the New York Stock Exchange and the SEC. There are no transactions between Mr. Lawton and Wayfair that would be reportable under Item 404(a) of Regulation S-K. Mr. Lawton was not selected as a director pursuant to any arrangement or understanding between him and any other person.

In connection with his election to the Board, the Board expects to grant Mr. Lawton a restricted stock unit award under Wayfair’s 2023 Incentive Award Plan, as amended, with a value of $250,000 as of the date of grant, subject to vesting over a one-year period in substantially equal quarterly installments. In addition, Wayfair entered into its standard form of indemnification agreement with Mr. Lawton. Under the indemnification agreement, Wayfair agrees to indemnify Mr. Lawton to the fullest extent permitted by Delaware law for certain liabilities to which he may become subject as a result of his service as a director of Wayfair. A copy of Wayfair’s form of indemnification agreement is filed as Exhibit 10.1 to Wayfair’s Current Report on Form 8-K dated January 8, 2018.

A copy of Wayfair’s press release regarding Mr. Lawton’s appointment is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated November 7, 2025, among Wayfair LLC, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and notes collateral agent

4.2	Form of Note (included in Exhibit 4.1)

99.1	Press Release dated November 7, 2025

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYFAIR INC.

Date: November 7, 2025	/s/ Andrew Oliver
Andrew Oliver
Deputy General Counsel and Assistant Secretary